EXHIBIT 32(b)

                Certification Pursuant to 18 U.S.C. Section 1350,
                    As Adopted Pursuant to Section 906 of the
                           Sarbanes-Oxley Act of 2002

In connection with the quarterly report of Sprint Corporation (the "Company") on Form 10-Q for the period ending June 30, 2003, as filed with the Securities and Exchange Commission (the "Report"), I, Robert J. Dellinger, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



August 11, 2003                                      /s/ Robert J. Dellinger
-------------------------------------------          ---------------------------
Date                                                 Robert J. Dellinger
                                                     Executive Vice President
                                                     and Chief Financial Officer



A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Sprint Corporation and will be retained by Sprint Corporation and furnished to the Securities and Exchange Commission or its staff upon request.